defaultcl
[ARTICLE] 6
<LEGEND>
THIS SCHEDULE CONTAINS SUMMARY FINANCIAL INFORMATION
EXTRACTED FROM THE FORUM FUNDS ANNUAL REPORT DATED
MAY 31, 1999 AND IS QUALIFIED IN ITS ENTIRETY
BY REFERENCE TO SUCH REPORT.
</LEGEND>
<CIK> 0000315774
<SERIES>
   <NUMBER> 281
   <NAME> INVESTORS EQUITY FUND - Investor

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                          MAY-31-1999
<PERIOD-START>                             JUN-01-1998
<PERIOD-END> 																							 																																																			ab 																																																		ab 																																																		ab 																																																		ab 																												MAY-31-1999
<INVESTMENTS-AT-COST>      	14,986,131
<INVESTMENTS-AT-VALUE>                      32,312,784
<RECEIVABLES>                                								  36,501
<ASSETS-OTHER>                                       0
<OTHER-ITEMS-ASSETS>                             2,413
<TOTAL-ASSETS>                              32,351,698
<PAYABLE-FOR-SECURITIES>                             0
<SENIOR-LONG-TERM-DEBT>                              0
<OTHER-ITEMS-LIABILITIES>                      217,523
<TOTAL-LIABILITIES>                            217,523
<SENIOR-EQUITY>                                      0
<PAID-IN-CAPITAL-COMMON>                    12,406,217
<SHARES-COMMON-STOCK>                        2,480,350
<SHARES-COMMON-PRIOR>                        2,631,444
<ACCUMULATED-NII-CURRENT>                            0
<OVERDISTRIBUTION-NII>                               0
<ACCUMULATED-NET-GAINS>                      2,401,035
<OVERDISTRIBUTION-GAINS>                             0
<ACCUM-APPREC-OR-DEPREC>                    17,326,653
<NET-ASSETS>                                32,134,175
<DIVIDEND-INCOME>                              285,012
<INTEREST-INCOME>                               35,815
<OTHER-INCOME>                                       0
<EXPENSES-NET>                                (340,960)
<NET-INVESTMENT-INCOME>                        (20,133)
<REALIZED-GAINS-CURRENT>                     4,243,115
<APPREC-INCREASE-CURRENT>                    2,435,455
<NET-CHANGE-FROM-OPS>                        6,658,437
<EQUALIZATION>                                       0
<DISTRIBUTIONS-OF-INCOME>                       (5,924)
<DISTRIBUTIONS-OF-GAINS>                    (2,567,208)
<DISTRIBUTIONS-OTHER>                                0
<NUMBER-OF-SHARES-SOLD>                        185,166
<NUMBER-OF-SHARES-REDEEMED>                   (553,217)
<SHARES-REINVESTED>                            216,957
<NET-CHANGE-IN-ASSETS>                       2,043,832
<ACCUMULATED-NII-PRIOR>                          5,923
<ACCUMULATED-GAINS-PRIOR                       725,398
<OVERDISTRIB-NII-PRIOR>                              0
<OVERDIST-NET-GAINS-PRIOR>                           0
<GROSS-ADVISORY-FEES>                          201,585
<INTEREST-EXPENSE>                                   0
<GROSS-EXPENSE>                                447,939
<AVERAGE-NET-ASSETS>                        31,013,026
<PER-SHARE-NAV-BEGIN>                            11.43
<PER-SHARE-NII>                                  (0.01)
<PER-SHARE-GAIN-APPREC>                           2.60
<PER-SHARE-DIVIDEND>                                 0
<PER-SHARE-DISTRIBUTS>                           (1.06)
<RETURNS-OF-CAPITAL>                                 0
<PER-SHARE-NAV-E                                 12.96
<EXPENSE-RATIO                                    1.10
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0
                                                     0